UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 17, 2009
ORGANIC ALLIANCE, INC.
(Exact name of registrant as specified in its charter)
Nevada		20-0853334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Monterey Street, Suite 202 Salinas, CA 93901
(Address of principal executive offices)
(831) 240.0295
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Principal Officers; (Election of Directors)	3

SIGNATURES		3

Item 5.02                      Departure of Directors or Principal Officers; (Election of Directors)

On March 5, 2009 the management of Organic Alliance, Inc. (the “Company”) accepted the resignation of Jim Haworth as Director of the Company. The Resignation became effective immediately and was not accompanied with letters attached hereto to this Form 8-K report.

On March 5, 2009 Dr. Corey Ruth joined our Board of Directors.  As chairman of OAI’s Medical Advisory Board, he has been instrumental in building the company’s Medical Advisory Board. Dr. Ruth is a graduate of Jefferson Medical College of Thomas Jefferson University and performed his internship at the Graduate Hospital in Philadelphia.  He also performed his orthopedic residency at Thomas Jefferson University Hospital.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated:	17	,	March	200	9	ORGANIC ALLIANCE, INC.
						By: /s/	Tom Morrison
						Tom Morrison, Chairman and CEO

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